INTERCREDITOR AGREEMENT


         THIS INTERCREDITOR AGREEMENT dated as of August 27, 2001 by and among Seabury Investors III, Limited Partnership, located at 2 Stamford Landing, Ste. 220, Stamford, Connecticut 06902 ("Seabury"), The Olson Foundation, located at _____________________________________________________________,
    ("Olson Foundation"), and Presidio Investments, LLC, located at 3200 North Central, Suite 1560, Phoenix, Arizona 85012 ("Presidio"; Presidio, Seabury, and Olson Foundation hereinafter collectively the "Senior Lenders")

                  WHEREAS, Klever Marketing, Inc. (the "Company"), is indebted to Presidio (the "Presidio Indebtedness") pursuant to a promissory note executed in the principal amount of $1,500,000 as of June 21, 2000; and
                  WHEREAS, Presidio has perfected a security interest in and to the assets of the Company (the "Collateral") pursuant to the Presidio Indebtedness;
                  WHEREAS, Seabury and Olson Foundation are now prepared to loan further amounts to the Company on a secured basis, provided that their respective security interests in and to the Collateral are deemed to be as of the same right and time and pari passu with the security interest granted to and held by Presidio;
                  NOW, THEREFORE, in order to induce Seabury and Olson Foundation to extend or to continue to extend credit, make loans, advances or other financial accommodations to the Company (collectively, "New Funding"), and in consideration thereof, the parties hereto agree as follows.
                  1. Nature of Interest. The security interests of each of the Senior Lenders in and to the Collateral shall be ratably equal and pari passu and none shall have a priority over the other, irrespective of the date of perfection and creation of the security interest. Regarding the Presidio
Indebtedness, Presidio agrees to cause the Second Amended and Restated Convertible Promissory Note dated June 21, 2000, and any renewal, substitute or replacement note to be legended to indicate that it is subject to the terms and conditions of this Intercreditor Agreement. Presidio agrees to cooperate with the other Senior Lenders and take all necessary actions to ensure that its Uniform Commercial Code financing statements are amended to reflect the subject matter of this Intercreditor Agreement. The indebtedness owed to each of the Senior Lenders is sometimes referred to herein collectively as the "Senior Indebtedness." Each party hereto covenants to execute and deliver such further instruments and to take such further action in order to carry out the provisions and intent of this Intercreditor Agreement.
                    2. Consent Required. (a) Without the prior written consent of the other Senior Lenders, none of Presidio, Olson Foundation or Seabury (i) shall assign, transfer, hypothecate or dispose of any or all of its respective loan to the Company, including the New Funding and the Presidio Indebtedness, nor (ii) shall amend, modify or alter any agreement relating to its respective loan to the Company, nor (iii) shall ask for, demand, take or require prepayment of their respective loan to the Company, in whole or in part.
                  (b) As long as all or any portion of the Senior Indebtedness remains outstanding, unpaid or unsatisfied, Presidio, Olson Foundation, and
Seabury agree that they shall refrain from taking any unilateral action to foreclose upon, take possession of, liquidate or otherwise proceed against the Collateral. Upon the occurrence of an event of default under any of the Senior Indebtedness, none of the Senior Lenders shall take any action towards enforcing any loan document or institute, appear in or defend any action, suit or other proceeding in connection therewith without receiving the consent of the other Senior Lenders.
                  3. Distribution of Assets. Each Senior Lender agrees that upon any distribution of the assets or readjustment of indebtedness of the Company, whether by reason of liquidation, dissolution, bankruptcy, reorganization, or receivership, each Senior Lender shall be entitled to receive payment in full of any and all of the indebtedness then owing to such Senior Lender by the Company, on a ratably equal and pari passu basis with each of the other Senior Lenders, irrespective of the time of perfection or creation of any security interests or liens in the Collateral on behalf of any Senior Lender. In order to enable each Senior Lender to enforce such Senior Lender's rights hereunder in any such action or proceeding, each Senior Lender is hereby irrevocably authorized and empowered in such Senior Lender's discretion to make such proofs or claims against the Company on account of the respective indebtedness , and to vote such proofs or claims in any such proceedings, and to receive and collect on an equal ratable basis any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued, and to apply same on account of any Senior Indebtedness.
                  4. Records. The Company and Presidio severally agree that proper notations will be made in their respective books and records indicating that the Presidio Indebtedness and the other Senior Indebtedness is subject to this Intercreditor Agreement. All notes or other evidences of indebtedness accepted by Presidio from the Company shall contain a specific statement therein that the indebtedness thereby evidenced is subject to the provisions of this Intercreditor Agreement.
                  5. Waiver. No waiver shall be deemed to have been made by any Senior Lender of any of its respective rights hereunder unless the same shall be in writing and duly signed by its respective duly authorized officers and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the other Senior Lenders in any respect at any time, and shall not impair the future rights of a Senior Lender in any respect. No executory agreement shall be effective to change or modify or discharge in whole or in part, this Intercreditor Agreement, unless such executory agreement is in writing and duly signed by the duly authorized officers of all of the parties constituting the Senior Lenders. The Company waives a trial by jury and the right to interpose any counterclaim or offset of any nature or description in any litigation arising out of or relating to the Senior Indebtedness or this Intercreditor Agreement.
                  6. Successors. This Intercreditor Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, administrators, successors and assigns of the parties hereto. The term "Company" as used in this Agreement shall include (a) any successor, individual or individuals or corporation to which all or substantially all of the Company's business or assets shall have been transferred; and (b) any other corporation into or with which the Company shall have been merged, consolidated, reorganized or absorbed.
                  7. Term. This Intercreditor Agreement shall remain in full force and effect so long as the Company is indebted or liable to any of the Senior Lenders.
                  8. Miscellaneous. The use of terms in the singular or plural shall be regarded as singular or plural, as the text requires. This Intercreditor Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Intercreditor Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The headings of the several sections of this Intercreditor Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Intercreditor Agreement. If any provision of this Intercreditor Agreement is inconsistent with, or contrary to, any provision in any of the Senior Indebtedness loan documents, the provisions in this Intercreditor Agreement shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Intercreditor Agreement. This Intercreditor Agreement may be amended, changed, waived, discharged or terminated with the written consent of each of the Senior Lenders.
                  IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be executed as of the day and year first above written.

                  SEABURY INVESTORS III, LIMITED PARTNERSHIP
                  By: Seabury Partners III, Limited Partnership, general partner

                  By:____________________________________________
                     John E. Luth, general partner

                  THE OLSON FOUNDATION

                  By:____________________________________________
                     Michael Mills, Trustee


                  PRESIDIO INVESTMENTS, LLC

                  By:_________________________________
                     William J. Howard
                     Its:________________________________

                  We are familiar with the Intercreditor Agreement recited above and hereby assent to the terms and conditions thereof.
Dated: August 27, 2001
                                            KLEVER MARKETING, INC.
                                            By:_________________________________
                                                   Corey Hamilton
                                            Its:  Chief Executive Officer